Exhibit 99.2

Reported Consolidated Results

ZILLOW GROUP, INC.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	June 30, 2019	December 31, 2018
Assets
Current assets:
Cash and cash equivalents	$766,698	$651,058
Short-term investments	673,029	903,867
Accounts receivable, net	82,261	66,083
Mortgage loans held for sale	38,653	35,409
Inventory	552,823	162,829
Prepaid expenses and other current assets	62,062	61,067
Restricted cash	43,882	12,385
Total current assets	2,219,408	1,892,698
Contract cost assets	46,271	45,819
Property and equipment, net	145,932	135,172
Right of use assets	210,080	—
Goodwill	1,984,907	1,984,907
Intangible assets, net	202,824	215,904
Other assets	16,498	16,616
Total assets	$4,825,920	$4,291,116
Liabilities and shareholders’ equity
Current liabilities:
Accounts payable	$8,028	$7,471
Accrued expenses and other current liabilities	68,520	63,101
Accrued compensation and benefits	32,001	31,388
Revolving credit facilities	409,799	116,700
Warehouse lines of credit	30,057	33,018
Deferred revenue	37,080	34,080
Deferred rent, current portion	—	1,740
Lease liabilities, current portion	18,794	—
Total current liabilities	604,279	287,498
Deferred rent, net of current portion	—	19,945
Lease liabilities, net of current portion	211,593	—
Long-term debt	716,819	699,020
Deferred tax liabilities and other long-term liabilities	15,123	17,474
Total liabilities	1,547,814	1,023,937
Shareholders’ equity:
Class A common stock	6	6
Class B common stock	1	1
Class C capital stock	14	14
Additional paid-in capital	4,088,470	3,939,842
Accumulated other comprehensive income (loss)	896	(905)
Accumulated deficit	(811,281)	(671,779)
Total shareholders’ equity	3,278,106	3,267,179
Total liabilities and shareholders’ equity	$4,825,920	$4,291,116

ZILLOW GROUP, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Revenue:
IMT	$323,669	$305,941	$621,941	$586,797
Homes	248,924	—	377,396	—
Mortgages	26,985	19,305	54,345	38,328
Total revenue	599,578	325,246	1,053,682	625,125
Cost of revenue (exclusive of amortization) (1)(2):
IMT	26,059	24,290	50,310	46,884
Homes	240,732	—	363,151	86
Mortgages	4,430	1,237	9,108	2,476
Total cost of revenue	271,221	25,527	422,569	49,446
Sales and marketing (2)	187,433	147,727	349,020	285,018
Technology and development (2)	120,330	100,376	228,100	194,309
General and administrative (2)	82,839	60,579	178,613	116,652
Acquisition-related costs	—	632	—	659
Integration costs	293	—	645	—
Total costs and expenses	662,116	334,841	1,178,947	646,084
Loss from operations	(62,538)	(9,595)	(125,265)	(20,959)
Other income	9,458	3,089	18,626	5,535
Interest expense	(18,897)	(7,187)	(35,363)	(14,260)
Loss before income taxes	(71,977)	(13,693)	(142,002)	(29,684)
Income tax benefit	—	10,600	2,500	8,000
Net loss	$(71,977)	$(3,093)	$(139,502)	$(21,684)
Net loss per share — basic and diluted	$(0.35)	$(0.02)	$(0.68)	$(0.11)
Weighted-average shares outstanding — basic and diluted	205,754	194,155	205,137	192,807
_________________ (1) Amortization of website development costs and intangible assets included in technology and development	$14,656	$21,020	$29,056	$43,569
(2) Includes share-based compensation expense as follows:
Cost of revenue	$936	$1,256	$1,816	$2,211
Sales and marketing	6,801	6,340	12,451	11,502
Technology and development	18,399	14,347	33,908	25,889
General and administrative	17,496	17,000	61,581	30,082
Total	$43,632	$38,943	$109,756	$69,684
Other Financial Data:
Adjusted EBITDA (3)	$2,297	$56,000	$26,219	$102,310
(3) Adjusted EBITDA is a non-GAAP financial measure; it is not calculated or presented in accordance with U.S. generally accepted accounting principles, or GAAP. See Exhibit 99.1 for more information regarding our presentation of Adjusted EBITDA and for a reconciliation of Adjusted EBITDA to net loss, the most directly comparable GAAP financial measure, for each of the periods presented.

ZILLOW GROUP, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Six Months Ended June 30,
	2019	2018
Operating activities
Net loss	$(139,502)	$(21,684)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	41,728	52,926
Share-based compensation expense	109,756	69,684
Amortization of right of use assets	10,572	—
Amortization of contract cost assets	17,880	18,309
Amortization of discount and issuance costs on convertible notes maturing in 2023 and 2021	17,799	9,504
Deferred income taxes	(2,500)	(8,000)
Loss on disposal of property and equipment	3,878	2,106
Bad debt expense	706	(352)
Deferred rent	—	(2,845)
Accretion of bond discount	(3,695)	(504)
Changes in operating assets and liabilities:
Accounts receivable	(16,884)	(9,335)
Mortgage loans held for sale	(3,244)	—
Inventory	(389,994)	(5,666)
Prepaid expenses and other assets	(2,015)	(14,697)
Lease liabilities	(11,946)	—
Contract cost assets	(18,332)	(21,371)
Accounts payable	1,256	1,855
Accrued expenses and other current liabilities	6,952	(5,189)
Accrued compensation and benefits	613	4,309
Deferred revenue	3,000	4,002
Other long-term liabilities	149	—
Net cash provided by (used in) operating activities	(373,823)	73,052
Investing activities
Proceeds from maturities of investments	539,312	172,573
Purchases of investments	(302,891)	(230,276)
Purchases of property and equipment	(29,672)	(31,212)
Purchases of intangible assets	(8,927)	(4,777)
Net cash provided by (used in) investing activities	197,822	(93,692)
Financing activities
Proceeds from borrowing on revolving credit facility	293,099	—
Net repayments on warehouse lines of credit	(2,961)	—
Proceeds from exercise of stock options	32,997	99,656
Value of equity awards withheld for tax liability	3	(66)
Net cash provided by financing activities	323,138	99,590
Net increase in cash, cash equivalents and restricted cash during period	147,137	78,950
Cash, cash equivalents and restricted cash at beginning of period	663,443	352,095
Cash, cash equivalents and restricted cash at end of period	$810,580	$431,045
Supplemental disclosures of cash flow information
Cash paid for interest	$16,616	$4,733
Noncash transactions:
Capitalized share-based compensation	$5,878	$4,623
Write-off of fully depreciated property and equipment	$9,867	$13,293
Write-off of fully amortized intangible assets	$3,311	$10,797

Non-GAAP Net Income (Loss) per Share
Our presentation of non-GAAP net income (loss) per share excludes the impact of share-based compensation expense, acquisition-related costs and income taxes. This measure is not a key metric used by our management and board of directors to measure operating performance or otherwise manage the business. However, we provide non-GAAP net income (loss) per share as supplemental information to investors, as we believe the exclusion of share-based compensation expense, acquisition-related costs and income taxes facilitates investors’ operating performance comparisons on a period-to-period basis. You should not consider non-GAAP income (loss) per share in isolation or as a substitute for analysis of our results as reported under GAAP.

The following table sets forth a reconciliation of net income (loss), adjusted, to net loss, as reported on a GAAP basis, and the calculation of non-GAAP income (loss) per share - basic and diluted, for each of the periods presented (in thousands, except per share data, unaudited):

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Net loss, as reported	$(71,977)	$(3,093)	$(139,502)	$(21,684)
Share-based compensation expense	43,632	38,943	109,756	69,684
Acquisition-related costs	—	632	—	659
Income tax benefit	—	(10,600)	(2,500)	(8,000)
Net income (loss), adjusted	$(28,345)	$25,882	$(32,246)	$40,659
Non-GAAP net income (loss) per share — basic	$(0.14)	$0.13	$(0.16)	$0.21
Non-GAAP net income (loss) per share — diluted	$(0.14)	$0.13	$(0.16)	$0.20
Weighted-average shares outstanding — basic	205,754	194,155	205,137	192,807
Weighted-average shares outstanding — diluted	205,754	205,830	205,137	203,923

Non-GAAP net income (loss) per share - diluted for the periods presented is calculated using weighted-average shares outstanding - diluted, which includes potential shares of Class A common stock and Class C capital stock for the periods in which their effect would have been dilutive. The potential shares of Class A common stock and Class C capital stock were excluded from the calculation of non-GAAP net loss per share for the periods presented because their effect would have been antidilutive as a result of the non-GAAP net loss incurred in such periods. The following table reconciles the denominators used in the basic and diluted non-GAAP net income (loss) per share calculations (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Denominator for basic calculation	205,754	194,155	205,137	192,807
Effect of dilutive securities:
Option awards	—	9,070	—	8,656
Unvested restricted stock units	—	1,608	—	1,463
Class C capital stock issuable upon conversion of the convertible notes maturing in 2021	—	997	—	997
Denominator for dilutive calculation	205,754	205,830	205,137	203,923

Segment Results of Operations
The following table presents our segment results for the periods presented (in thousands, unaudited):

	Three Months Ended June 30, 2019			Three Months Ended June 30, 2018
	IMT	Homes	Mortgages	IMT	Homes	Mortgages
Revenue	$323,669	$248,924	$26,985	$305,941	$—	$19,305
Costs and expenses:
Cost of revenue	26,059	240,732	4,430	24,290	—	1,237
Sales and marketing	135,440	37,409	14,584	137,972	2,095	7,660
Technology and development	94,261	18,198	7,871	91,131	3,790	5,455
General and administrative	54,671	17,808	10,360	52,438	4,176	3,965
Acquisition-related costs	—	—	—	—	—	632
Integration costs	—	—	293	—	—	—
Total costs and expenses	310,431	314,147	37,538	305,831	10,061	18,949
Income (loss) from operations	13,238	(65,223)	(10,553)	110	(10,061)	356
Segment other income	—	—	402	—	—	—
Segment interest expense	—	(5,899)	(287)	—	—	—
Income (loss) before income taxes (1)	$13,238	$(71,122)	$(10,438)	$110	$(10,061)	$356

	Six Months Ended June 30, 2019			Six Months Ended June 30, 2018
	IMT	Homes	Mortgages	IMT	Homes	Mortgages
Revenue:	$621,941	$377,396	$54,345	$586,797	$—	$38,328
Costs and expenses:
Cost of revenue	50,310	363,151	9,108	46,884	86	2,476
Sales and marketing	262,094	58,271	28,655	266,719	2,385	15,914
Technology and development	182,230	30,479	15,391	177,048	6,026	11,235
General and administrative	125,521	32,165	20,927	102,625	5,954	8,073
Acquisition-related costs	—	—	—	27	—	632
Integration costs	—	—	645	—	—	—
Total costs and expenses	620,155	484,066	74,726	593,303	14,451	38,330
Income (loss) from operations	1,786	(106,670)	(20,381)	(6,506)	(14,451)	(2)
Segment other income	—	—	715	—	—	—
Segment interest expense	—	(9,657)	(388)	—	—	—
Income (loss) before income taxes (1)	$1,786	$(116,327)	$(20,054)	$(6,506)	$(14,451)	$(2)
(1) The following table presents the reconciliation of total segment loss before income taxes to consolidated loss before income taxes for the periods presented (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Total segment loss before income taxes	$(68,322)	$(9,595)	$(134,595)	$(20,959)
Corporate interest expense	(12,711)	(7,187)	(25,318)	(14,260)
Corporate other income	9,056	3,089	17,911	5,535
Consolidated loss before income taxes	$(71,977)	$(13,693)	$(142,002)	$(29,684)

Key Metrics
The following table sets forth our key metrics for each of the periods presented:

	Three Months Ended June 30,		2018 to 2019 % Change
	2019	2018
	(in millions)
Average Monthly Unique Users (1)	194.3	186.1	4%
Visits (2)	2,181.4	1,920.6	14%

(1)	Zillow, StreetEasy, HotPads, Naked Apartments and RealEstate.com measure unique users with Google Analytics, and Trulia measures unique users with Adobe Analytics.

(2)
Visits includes visits to the Zillow, Trulia, StreetEasy and RealEstate.com mobile apps and websites. We measure Zillow, StreetEasy and RealEstate.com visits with Google Analytics and Trulia visits with Adobe Analytics.

Non-GAAP Return on Homes Sold After Interest Expense
To provide investors with additional information regarding our Homes segment financial results, this Exhibit includes a calculation of Return on Homes Sold After Interest Expense, which is a non-GAAP financial measure. We have provided a reconciliation of Return on Homes Sold After Interest Expense to the most directly comparable GAAP financial measure, which is loss before income taxes for the Homes segment.
We believe that Return on Homes Sold After Interest Expense is a useful financial measure to investors as it is one of the primary measures used by management in making investment decisions, measuring unit level economics and evaluating operating performance for the Zillow Offers business. The measure is intended to convey the unit level economics of homes sold during the period by presenting the revenue and associated expenses directly attributed to the homes sold, both in total and on a per home basis. We believe this per unit measure facilitates meaningful period over period comparisons notwithstanding variability in the number of homes sold during a period and indicates ability to generate returns on assets sold after considering home purchase costs, renovation costs, holding costs and selling costs.
We calculate Return on Homes Sold After Interest Expense in total and on a per home basis as revenue associated with homes sold during the period less direct costs attributable to those homes. Specifically, direct costs include, with respect to each home sold during the period (1) home acquisition and renovation costs, which in turn include certain labor costs directly associated with these activities; (2) holding and selling costs; and (3) interest costs incurred.
Included in direct holding and interest expense amounts for the three and six month periods ended June 30, 2019 are holding and interest costs recorded as period expenses in prior periods associated with homes sold in the current period, which are not calculated in accordance with, or an alternative for, GAAP and should not be considered in isolation or as a substitute for results reported under GAAP. Excluded from certain of these direct cost amounts are costs recorded in the current period related to homes that remain in inventory at the end of the period, as shown in the tables below. We make these period adjustments because we believe presenting Return on Homes Sold After Interest Expense in this manner provides a focused view on a subset of our assets - homes sold during the period - and reflecting costs associated with those homes sold from the time we acquire to the time we sell the home, which may be useful to investors.
Return on Homes Sold After Interest Expense is intended to illustrate the performance of homes sold during the period and is not intended to be a segment or company performance metric. Return on Homes Sold After Interest Expense is a supplemental measure of operating performance for a subset of assets and has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are:

•
Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and Return on Homes Sold After Interest Expense does not reflect capital expenditure requirements for such replacements or for new capital expenditure requirements;

•	Return on Homes Sold After Interest Expense does not consider the potentially dilutive impact of share-based compensation;

•	Return on Homes Sold After Interest Expense does not include period costs that were not eligible for inventory capitalization associated with homes held in inventory at the end of the period;

•
Return on Homes Sold After Interest Expense does not reflect indirect expenses included in cost of revenue, sales and marketing, technology and development, or general and administrative expenses, some of which are recurring cash expenditures necessary to operate the business; and

•	Return on Homes Sold After Interest Expense does not reflect income taxes.

Because of these limitations, you should consider Return on Homes Sold After Interest Expense alongside other financial performance measures, including various cash flow metrics, loss before income taxes and our other GAAP results.
On a GAAP basis, per home loss before income taxes for the Homes segment was $90,486 and $96,939 for the three and six month periods ended June 30, 2019, respectively.
The following table presents the Return on Homes Sold After Interest Expense for the period presented (in thousands, except home and per home amounts, unaudited):

	Three Months Ended June 30, 2019
	Total	Per Home
Homes sold	786
Homes revenue	$248,924	$316,697
Operating costs:
Home acquisition costs (1)	224,955	$286,202
Renovation costs (1)	9,484	12,066
Holding costs (1)(2)	2,569	3,268
Selling costs	10,676	13,583
Total operating costs	247,684	315,119
Interest expense (1)(2)	3,532	4,494
Return on Homes Sold After Interest	$(2,292)	$(2,916)
(1) Amount excludes expenses incurred during the period that are not related to homes sold during the period.
(2) Holding costs and interest expense include $1.1 million and $1.6 million, respectively, of costs incurred in prior quarters associated with homes sold during the three months ended June 30, 2019.

Reconciliation of Non-GAAP Measure to Nearest GAAP Measure:	Three Months Ended June 30, 2019
Loss before income taxes	$(71,122)
Homes sold	786
Per home loss before income taxes	$(90,486)

Loss before income taxes	$(71,122)
Depreciation and amortization	1,732
Share-based compensation expense	7,039
Costs incurred in prior periods associated with homes sold in the current period (1)	(2,337)
Costs incurred in current period related to homes not sold in the current period (2)	8,652
Indirect expenses included in cost of revenue (3)	5,309
Indirect marketing and advertising costs included in sales and marketing (4)	19,588
Indirect costs included in technology and development expense (5)	14,025
Indirect costs included in general and administrative expense (6)	14,822
Return on Homes Sold After Interest	$(2,292)
Homes sold	786
Per home Return on Homes Sold After Interest	$(2,916)
(1) Amount represents costs incurred in prior periods associated with homes sold in the current period that were not eligible for inventory capitalization and were therefore expensed as period costs.
(2) Amount represents costs ineligible for inventory capitalization that were expensed as period costs during the three months ended June 30, 2019 associated with homes that remain in inventory as of June 30, 2019.
(3) Includes allocated segment costs that were recorded to cost of revenue within the Homes segment during the three months ended June 30, 2019.
(4) Includes marketing and advertising expenses incurred during the three months ended June 30, 2019 not directly related to purchasing, renovating and selling homes.
(5) Includes technology and development expenses incurred during the three months ended June 30, 2019 not directly related to purchasing, renovating and selling homes.
(6) Includes general and administration expenses incurred during the three months ended June 30, 2019 not directly related to purchasing, renovating and selling homes.

The following table presents the Return on Homes Sold After Interest Expense for the period presented (in thousands, except per home amounts, unaudited):

	Six Months Ended June 30, 2019
	Total	Per Home
Homes sold	1,200
Homes revenue	$377,396	$314,497
Operating costs:
Home acquisition costs (1)	341,664	284,720
Renovation costs (1)	14,165	11,804
Holding costs (1)(2)	3,807	3,173
Selling costs	16,218	13,515
Total operating costs	375,854	313,212
Interest expense (1)(2)	5,187	4,323
Return on Homes Sold After Interest	$(3,645)	$(3,038)
(1) Amount excludes expenses incurred during the period that are not related to homes sold during the period.
(2) Holding costs and interest expense include $0.9 million and $0.9 million, respectively, of costs incurred in prior quarters associated with homes sold during the six months ended June 30, 2019.

Reconciliation of Non-GAAP Measure to Nearest GAAP Measure:	Six Months Ended June 30, 2019
Loss before income taxes	$(116,327)
Homes sold	1,200
Per home loss before income taxes	$(96,939)

Loss before income taxes	$(116,327)
Depreciation and amortization	3,053
Share-based compensation expense	12,641
Costs incurred in prior periods associated with homes sold in the current period (1)	(1,860)
Costs incurred in current period related to homes not sold in the current period (2)	11,823
Indirect expenses included in cost of revenue (3)	5,730
Indirect marketing and advertising costs included in sales and marketing (4)	31,813
Indirect costs included in technology and development expense (5)	23,351
Indirect costs included in general and administrative expense (6)	26,131
Return on Homes Sold After Interest	$(3,645)
Homes sold	1,200
Per home Return on Homes Sold After Interest	$(3,038)
(1) Amount represents costs ineligible for inventory capitalization and expensed as period costs prior to the six months ended June 30, 2019 associated with homes sold during the six months ended June 30, 2019.
(2) Amount represents costs ineligible for inventory capitalization and expensed during the six months ended June 30, 2019 associated with homes that remained in inventory as of June 30, 2019.
(3) Includes allocated segment costs which were recorded to cost of revenue within the Homes segment during the six months ended June 30, 2019.
(4) Includes marketing and advertising expenses incurred during the six months ended June 30, 2019 not directly related to purchasing, renovating and selling homes.
(5) Includes technology and development expenses incurred during the six months ended June 30, 2019 not directly related to purchasing, renovating and selling homes.
(6) Includes general and administration expenses incurred during the six months ended June 30, 2019 not directly related to purchasing, renovating and selling homes.